Exhibit 10.5

NINTH SUPPLEMENTAL INDENTURE

THIS NINTH SUPPLEMENTAL INDENTURE, dated as of April 30, 2010 (this “Ninth Supplemental Indenture”), is by and among EXCO Resources, Inc., a Texas corporation (the “Issuer”), EXCO Partners GP, LLC, a Delaware limited liability company, EXCO GP Partners Old, LP, a Delaware limited partnership, EXCO Partners OLP GP, LLC, a Delaware limited liability company, EXCO Operating Company, LP, a Delaware limited partnership, and Vernon Gathering, LLC, a Delaware limited liability company (collectively, the “Guarantors”), and Wilmington Trust Company, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer, the Subsidiary Guarantors and the Trustee are parties to an Indenture dated as of January 20, 2004, as supplemented by the First Supplemental Indenture dated as of January 27, 2004, the Second Supplemental Indenture dated as of December 21, 2004, the Third Supplemental Indenture dated as of February 14, 2006, the Fourth Supplemental Indenture dated as of May 4, 2006, the Fifth Supplemental Indenture dated as of May 3, 2007, the Sixth Supplemental Indenture dated as of February 12, 2008, the Seventh Supplemental Indenture dated as of June 30, 2008 and the Eighth Supplemental Indenture dated as of December 31, 2008 (collectively, the “Indenture”), providing for the issuance of the Issuer’s 7 1/4% Senior Notes Due 2011 (the “Securities”);

WHEREAS, the Issuer has designated each of the Guarantors as a Restricted Subsidiary under the Indenture;

WHEREAS, the Issuer is required to cause each of the Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which such Guarantor shall unconditionally and irrevocably guarantee the Issuer’s obligations with respect to the Securities on the terms set forth in the Indenture; and

WHEREAS, pursuant to Section 9.01 and 9.06 of the Indenture, the Issuer, the Guarantors and the Trustee are authorized to execute and deliver this Ninth Supplemental Indenture.

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

1. Capitalized Terms. Initially capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. Agreement to Become Guarantor. Each of the Guarantors hereby unconditionally and irrevocably guarantees the Issuer’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article 10 of the Indenture and agrees to be bound by all other provisions of the Indenture and the Securities applicable to a “Subsidiary Guarantor” therein.

3. Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Ninth Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Notices. For purposes of Section 14.02 of the Indenture, the address for notices to the Guarantors shall be:

EXCO Partners GP, LLC

EXCO GP Partners Old, LP

EXCO Partners OLP GP, LLC

EXCO Operating Company, LP

Vernon Gathering, LLC

c/o EXCO Resources, Inc.

12377 Merit Drive, Suite 1700

Dallas, TX 75251

5. Governing Law. This Ninth Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

6. Counterparts. The parties may sign any number of copies of this Ninth Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

7. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

8. The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Ninth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Supplemental Indenture to be duly executed, all as of the date first above written.

EXCO RESOURCES, INC.

By:	/s/ STEPHEN F. SMITH
Name:	Stephen F. Smith
Title:	Vice Chairman, President and Chief Financial Officer

EXCO PARTNERS GP, LLC, as Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO GP PARTNERS OLD, LP, as Guarantor

By:	EXCO PARTNERS GP, LLC, its general partner

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO PARTNERS OLP GP, LLC, as Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

EXCO OPERATING COMPANY, LP, as Guarantor

By:	EXCO PARTNERS OLP GP, LLC, its general partner

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

VERNON GATHERING, LLC, as Guarantor

By:	/s/ WILLIAM L. BOEING
Name:	William L. Boeing
Title:	Vice President and General Counsel

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ W. THOMAS MORRIS, II
Name:	W. Thomas Morris, II
Title:	Vice President